UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):   November 14, 2006
BENJAMIN FRANKLIN BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-51194	04-3336598

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 Main Street, Franklin, Massachusetts	02038

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code    (508) 528-7000

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 PRESS RELEASE DATED 11-14-2006

Item 8.01.   Other Events
On November 14, 2006, Benjamin Franklin Bancorp, Inc. announced that its Board of Directors authorized a plan to repurchase up to 412,490 shares of the Company’s common stock or approximately 5% of the outstanding common shares. This plan has received the approval of the Massachusetts Division of Banks.
Item 9.01.   Financial Statements and Exhibits.
     (c) Exhibits.

99.1	Press release dated November 14, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENJAMIN FRANKLIN BANCORP, INC.

Date: November 15, 2006	By:	/s/ Claire S. Bean
Claire S. Bean
Chief Financial Officer and Treasurer (Principal Financial Officer)

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